ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts receivable - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Allowance for doubtful accounts - beginning	$ 7	$ 10	$ 9
Add: increase in allowance	39	2	6
Deduct: bad debt write offs	(6)	(5)	(5)
Allowance for doubtful accounts - ending	$ 40	$ 7	$ 10